                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  January 29, 1998
                                        ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



          1-6157                                         36-1208070
          ------                                         ----------
 (Commission File Number)                   (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
(Address of principal executive offices)                 (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On January 29, 1998, Heller Financial, Inc. (the "Registrant") issued a Press Release announcing The Fuji Bank, Limited's consideration of an initial public offering of common stock of the Registrant.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Press Release



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 29, 1998
       -----------------



                                        HELLER FINANCIAL, INC.



                                        By:  Lauralee E. Martin
                                             ------------------
                                             Lauralee E. Martin
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                                                           Numbered Pages
------                                                           --------------

99        Heller Financial, Inc. - Press Release                 4